Exhibit 10.5

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into effective as of November 15, 2010, by and among FIRST SOUTHWEST HOLDINGS, LLC, a Delaware limited liability company, on behalf of itself and all of its subsidiaries (collectively “Employer”), PLAINS CAPITAL CORPORATION, a Texas corporation (the “Company”), and W. ALLEN CUSTARD III (“Executive”) for purposes of amending that certain Employment Agreement dated as of December 18, 2008, by and among Employer, the Company and Executive, as previously amended by that certain First Amendment to Employment Agreement dated as of March 2, 2009 (the “Agreement”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, pursuant to the authority granted by Section 2 of the Agreement, the Company desires to expand Executive’s duties such that effective November 15, 2010, Executive shall serve as the Executive Vice President, Corporate Development & Strategic Planning of the Company and Executive desires to consent to such change in duties.

NOW, THEREFORE, in consideration of the mutual promises, conditions and covenants contained herein and in the Agreement, and other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:

1. Effective November 15, 2010, Section 2 of the Agreement is amended by replacing all references to “Managing Director” in the first and third sentences of said Section, respectively, with “Executive Vice President, Corporate Development & Strategic Planning”.

2. Except as specifically amended, altered, modified and changed by this Amendment and the First Amendment to Employment Agreement dated as of March 2, 2009, the Agreement remains in full force and effect as originally written.

[Signature Page Follows]

W. ALLEN CUSTARD III

Executive:	/s/ W. Allen Custard III

Date:	November 12, 2010

FIRST SOUTHWEST HOLDINGS, LLC

By:	/s/ Hill A. Feinberg

Its:	Chairman and Chief Executive Officer

Date:	November 12, 2010

PLAINSCAPITAL CORPORATION

By:	/s/ Alan B. White

Its:	Chairman and Chief Executive Officer

Date:	November 12, 2010

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